UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2009

INFOCUS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18908

Oregon	93-0932102
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

27500 SW Parkway Avenue, Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-685-8888

Former name or former address if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In connection with the appointment of Michael A. Nery to the Board of Directors of InFocus Corporation (the “Company”) described in Item 5.02 below, the Company and Mr. Nery entered into the Company’s standard form of Director Indemnification Agreement, a brief description of which is incorporated by reference from the Company’s Current Report on Form 8-K filed November 17, 2008.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d) On February 11, 2009, Michael A. Nery was appointed as a member of the Company’s Board of Directors. Concurrent with his appointment, Mr. Nery was appointed to the Audit, Compensation and Nominating and Corporate Governance committees of the Company’s Board.

Mr. Nery founded Nery Capital Partners, L.P., an investment fund based in Asheville, NC, and has acted as its manager since September 1999. From January 1997 to May 1999, Mr. Nery served as Vice President and Senior Analyst with Denver Energy Partners, LP. Mr. Nery has served as a director of Tandy Leather Factory, Inc. (AMEX: TLF) since December 2003.

Mr. Nery has declined to receive options to purchase the Company’s common stock typically granted to non-employee directors under the Company’s existing non-employee director compensation policy.

On February 17, 2009, the Company issued a press release regarding the appointment of Mr. Nery. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

(e) On February 11, 2009, the Compensation Committee of the Company’s Board of Directors made annual grants of stock options under the Company’s 1998 Stock Incentive Plan, as amended, to certain of the Company’s employees, including the following grants to the following executives:

Name	Title	Shares Subject to Award
Robert G. O’Malley	President and Chief Executive Officer	45,000
Joseph P. O’Sullivan	Chief Operating Officer	45,000
Lisa K. Prentice	Chief Financial Officer	45,000
Steven E. Stark	Vice President, Engineering	37,500

These stock options vest as to 25% of the total shares subject to the award one year from the date of grant and as to an additional 1/48 of the total shares each month thereafter, subject to the executive’s continued employment with the Company. Notwithstanding the foregoing, the stock options become fully vested and immediately exercisable if, within 12 months of certain change of control events, the executive’s employment is terminated by the Company or its successor without cause, or the executive terminates his employment with the Company or its successor for good reason.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

Exhibit No.	Description

99.1	InFocus Corporation Press Release dated February 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2009	INFOCUS CORPORATION

	By:	/s/ Lisa Prentice
Lisa Prentice
Vice President Finance, Chief Financial Officer and Secretary
(Principal Financial Officer)

3